UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 9, 2005
DEVRY INC.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	1-13988	36-3150143
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

ONE TOWER LANE
OAKBROOK TERRACE, IL	60181
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (630) 571-7700
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Total number of pages (excluding exhibits): 5

DEVRY INC.
FORM 8-K INDEX

Item 1.01. Entry into a Material Definitive Agreement.
     On November 9, 2005, the stockholders of DeVry Inc. (the “Company”) approved the following plans at the Company’s 2005 Annual Meeting of Stockholders: (i) the amendment and restatement of the DeVry Inc. Employee Stock Purchase Plan and (ii) the DeVry Inc. Incentive Plan of 2005. The descriptions of the plans are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Exhibit
Number	Description

10.1	Description of Amended and Restated DeVry Inc. Employee Stock Purchase Plan.

10.2	Description of DeVry Inc. Incentive Plan of 2005.

10.3	Amended and Restated DeVry Inc. Employee Stock Purchase Plan (incorporated by reference to Appendix A to the Company’s Proxy Statement dated October 5, 2005, and filed with the Securities and Exchange Commission on October 7, 2005, File No. 001-13988).

10.4	DeVry Inc. Incentive Plan of 2005 (incorporated by reference to Appendix B to the Company’s Proxy Statement dated October 5, 2005, and filed with the Securities and Exchange Commission on October 7, 2005, File No. 001-13988).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVRY INC.
Date: November 9, 2005	By:	/s/ Ronald L. Taylor
Ronald L. Taylor
Chief Executive Officer

Date: November 9, 2005	By:	/s/ Norman M. Levine
Norman M. Levine
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Description of Amended and Restated DeVry Inc. Employee Stock Purchase Plan.

10.2	Description of DeVry Inc. Incentive Plan of 2005.

10.3	Amended and Restated DeVry Inc. Employee Stock Purchase Plan (incorporated by reference to Appendix A to the Company’s Proxy Statement dated October 5, 2005, and filed with the Securities and Exchange Commission on October 7, 2005, File No. 001-13988).

10.4	DeVry Inc. Incentive Plan of 2005 (incorporated by reference to Appendix B to the Company’s Proxy Statement dated October 5, 2005, and filed with the Securities and Exchange Commission on October 7, 2005, File No. 001-13988).